Exhibit 10.45

FIRST AMENDMENT

TO

AMENDED AND RESTATED LEASE AGREEMENT

THIS FIRST AMENDMENT (“First Amendment”) to Amended and Restated Lease Agreement is made and entered into by and between The Port Authority of Kansas City, Missouri (the “Landlord”) and Hilton Hotels Corporation, a Delaware Corporation (the “Tenant”) as of the 31st day of October, 1995.

RECITALS

The following recitals are a material part of this First Amendment:

a.                                       On or about the 21st day of August, 1995, Landlord and Tenant entered into that certain Amended and Restated Lease Agreement (the “Lease”), a copy of the recorded memorandum of which is attached hereto and by this reference made a part hereof, as though fully set out herein.

b.                                      The parties hereto have determined that the Lease should be amended in part.

NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), to each of them paid by the other, and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged by each of them, the parties hereto do hereby covenant and agree as follows:

1.                                       In Section 1.02.(b), the initial word and number, “Twelve (12)” shall be stricken and in lieu thereof are hereby substituted, “Ten (10)”.

2.                                       In Section 2.11, after the initial word, “Rent” the words, “and grant payments”, are hereby added.

3.                                       In Section 2.14, at the end of the existing text thereof, a new sentence stating, “Landlord further acknowledges and understands that Tenant’s debt to Landlord hereunder is unsecured.”, is hereby added.

4.                                       In Section 4.01, the word, “Tenant” in the fourth line thereof, shall be stricken and in lieu thereof, the word, “Landlord” is hereby substituted.

5.                                       In Section 16.03, beginning in the tenth line of the indented paragraph thereof, the words, “on the earliest redemption date to occur after termination of this Lease” shall be stricken and in lieu thereof, the following is hereby substituted, “provided further, such minimum Landlord’s share shall not exceed an amount of monies sufficient to establish an escrow of United States Treasury obligations, which on the date of deposit thereof into the escrow, would produce, with interest earnings thereon, an amount sufficient to pay, as the same become due, the total principal and interest thereafter payable on the then outstanding Bonds.”

6.                                       In Section 16.04, in the third line thereof, after the words, “such event” the words, “all payment of rent, Riverfront Park Grant and additional rent shall continue in the same amount as before the taking, and” are hereby added.

7.                                       Except as changed, modified or amended hereinabove, all provisions, terms and conditions of the Lease shall remain unchanged modified or amended and in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be executed by their duly authorized officers and their respective corporate seals to be hereunto affixed.

LANDLORD:	THE PORT AUTHORITY OF KANSAS CITY, MISSOURI

	By:	/s/ Elbert Anderson
		Name:	Elbert Anderson
		Title:	Chairman

TENANT:	HILTON HOTELS CORPORATION, a Delaware Corporation

	By:	/s/ F. Michael O’Brien
		Name:	F. Michael O’Brien
		Title:	Executive Vice President

ACKNOWLEDGMENTS

STATE OF MISSOURI	)
	)	SS
COUNTY OF JACKSON	)

On this 30 day of November, 1995, before me appeared Elbert Anderson, to me personally known, who being by me duly sworn, did say that he is the Chairman of The Port Authority of Kansas City, Missouri, a public Corporation, and said Elbert Anderson acknowledged execution of the foregoing instrument to be the free act and deed of said Port Authority.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year last above written.

/s/ Jacqueline M Bullard
Notary Public

My Commission Expires:

JACQUELINE M BULLARD
NOTARY PUBLIC STATE OF MISSOURI
June 22 1998	CASS COUNTY
MY COMMISSION EXP. JUNE 22,1998

STATE OF NEVADA	)
	)	SS
COUNTY OF CLARK	)

On this 20 day of November, 1995, before me appeared F.Michael O’Brien, to me personally known, who being by me duly sworn, did say that he/she is the Executive Vice President of  Hilton Hotels Corporation, a Delaware Corporation, and said E.Michael O’Brien acknowledged execution of the foregoing instrument to be the free act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal the day and year last above written.

/s/ Danielle I. Love-Metz
Notary Public

My Commission Expires:

May 25, 1999

Notary Public-State of Nevada COUNTY OF CLARK DANIELLE I. LOVE-METZ My Commission Expires May 25, 1999